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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): October 23, 2013

                              ADIA NUTRITION, INC.
               (Exact Name of Registrant as Specified in Charter)

           NEVADA                  000-33625                     87-0618509
(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)            File Number)              Identification No.)

                       P.O. Box 636, Kurtistown, HI 96760
               (Address of principal executive offices) (Zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (831) 241-4900

             4041 MacArthur Blvd, Suite 175, Newport Beach, CA 92660 (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

Adia Nutrition, Inc. (the "Company") filed a Notice of Termination of Registration on September 25, 2008 and therefore is no longer subject to the reporting requirements of the Securities Exchange Act of 1934 (the "34 Act"). Nonetheless, the Company files this Current Report for the sole purpose of informing shareholders and the public of certain events. This filing is not intended to imply that the Company intends to become subject to the 34 Act or comply with any other disclosure or filing requirements thereof.

Adia Nutrition, Inc. announced in a previous filing that it is adopting a new corporate name, Homeland Forensics, Inc., that it has formed and intends to spin-out a subsidiary known as Public Startup Company, Inc. to enable secure Internet-based crowd funding, and that it has entered into a Letter of Intent to license the assets of its existing nutrition and probiotics business to LiveWire Ergogenics, Inc. (OTCQB: LVVV) in a revised strategy to maximize the value of its legacy business assets in the fields of security and forensics.

On March 18, 2013 the Company issued 23,000,000 shares of Common stock to the list of recipients shown in Exhibit 1: "Control Log." These shares were issued in violation of Federal and State Securities Regulations. Plus, the issuance of these 23,000,000 shares constituted a material breach of multiple contracts of the Company with multiple private parties in 2011 and 2012. On April 29, 2013, the Company issued a further 1,500,000 shares of Common stock further violating securities regulations and breaching civil Agreements. The issuance of each of these share certificates is now in the process of being reversed, accordingly.

Furthermore, a number of shares were issued between 2011 and 2013 which also violated Federal and State Regulations, and may have breached civil Agreements.

Some of the shares issued between 2011 and 2013 are likewise being clawed back by the Company presently, while the remaining shares are now the subject of a "rescission" offer as a step in remedying the previous regulatory violation.

A "rescission" offer is an offer to repurchase shares previously sold privately in an unregistered securities Offering not in full compliance with Regulation D.

The Company has, thus far, received definitive rejection of its rescission offer with respect to 1,000,000 shares previously sold for $30,000.00 during 2011. It is expected that some of the investors who purchased shares during 2011 or 2012 will accept the Company's rescission offer. Updates will be provided regarding the progress of the claw-back and rescission procedures in future 8-K/A filings.

On October 23, 2013 the Company's transfer agent received the first certificate to be returned pursuant to the claw-back process. Attached as Exhibit 2 is the statement from the Company's transfer agent reflecting the return and conclusive cancellation of 10,000,000 Common stock shares previously issued to April Nugent on March 18, 2013.

Item 9.01(d) Financial Statements and Exhibits.

Exhibit 1. Transfer Agent Control Log for March/April 2013, Dated 29 July 2013

Item 9.01(d) Financial Statements and Exhibits.

Exhibit 2. Transfer Agent Statement, Certificate Surrendered on 23 October 2013


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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 25, 2013

                                   Adia Nutrition, Inc.

                                   By: /s/ Jason Coombs
                                       -------------------------------------
                                       Jason Coombs, Chief Executive Officer